UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2007
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900, Texas (Address of Principal Executive Offices)	77060 (Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this Amendment is to correct the legends used on Exhibit 99.2 to the Current Report on Form 8-K filed by Grant Prideco, Inc. with the Securities and Exchange Commission on December 17, 2007, and to correct certain typographical errors in such exhibit.
Item 1.01   Entry into a Material Definitive Agreement
Item 8.01. Other Events.
          The information reported in Items 1.01 and 8.01 of the Current Report on Form 8-K filed by Grant Prideco, Inc. with the Securities and Exchange Commission on December 17, 2007, is unchanged for these items and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of December 16, 2007, among Grant Prideco, Inc., National Oilwell Varco, Inc., and NOV Sub, Inc. (incorporated by reference to Exhibit 2.1 to Grant Prideco, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007)

99.1	Press Release dated December 17, 2007 (incorporated by reference to Exhibit 99.1 to Grant Prideco, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007)

99.2	Transcript of December 17, 2007 Conference Call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.

Date: December 18, 2007	By:	/s/ Philip A. Choyce Philip A. Choyce
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of December 16, 2007, among Grant Prideco, Inc., National Oilwell Varco, Inc., and NOV Sub, Inc. (incorporated by reference to Exhibit 2.1 to Grant Prideco, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007)

99.1	Press Release dated December 17, 2007 (incorporated by reference to Exhibit 99.1 to Grant Prideco, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007)

99.2	Transcript of December 17, 2007 Conference Call.